UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2006 (January 31, 2006)
United Auto Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills,
Michigan		48302

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		248-648-2500
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
(a)	Indenture and Securities

On January 31, 2006, United Auto Group, Inc. (the “Company”) completed the issuance of $375 million in aggregate principal amount of the Company’s 3.50% Senior Subordinated Convertible Notes due 2026 (the “Notes”) and related guarantees (the “Guarantees” and, together with the Notes, the “Securities”) in a private offering (the “Offering”) to qualified institutional buyers under Rule 144A of the Securities Act of 1933 (the “Securities Act”).

In connection with the Offering, the Securities were issued under an indenture, dated as of January 31, 2006, (the “Indenture”), among the Company, substantially all of its existing wholly owned domestic subsidiaries, as guarantors (collectively, the “Guarantors”) and J.P. Morgan Trust Company, National Association, as trustee (the “Trustee”).

The Securities will bear interest at an annual rate of 3.50%. Interest is payable semiannually in arrears on April 1 and October 1 of each year, beginning on October 1, 2006. The Securities mature on April 1, 2026, unless earlier converted, redeemed or purchased by the Company. The Securities are unsecured senior subordinated obligations of the Company and are guaranteed on an unsecured senior subordinated basis by substantially all of the Company’s existing wholly owned domestic subsidiaries.

Holders may convert the Securities based on a conversion rate of 21.1026 shares of the Company’s common stock per $1,000 principal amount of the Securities (which is equal to an initial conversion price of approximately $47.39 per share), subject to adjustment, only under the following circumstances: (1) if the closing price of the Company’s common stock reaches, or the trading price of the Securities falls below, specific thresholds, (2) if the Securities are called for redemption, (3) if specified distributions to holders of the Company’s common stock are made or specified corporate transactions occur, (4) if a fundamental change occurs, or (5) during the ten trading days prior to, but excluding, the maturity date. Upon conversion of the Securities, in lieu of shares of the Company’s common stock, for each $1,000 principal amount of the Securities, a holder will receive an amount in cash equal to the lesser of (i) $1,000 or (ii) the conversion value, determined in the manner set forth in the Indenture, of the number of shares of the Company’s common stock equal to the conversion rate. If the conversion value exceeds $1,000, the Company will also deliver, at its election, cash or common stock or a combination of cash and common stock with respect to the remaining value deliverable upon conversion. If a Holder elects to convert its Securities in connection with certain events that constitute a change of control on or before April 6, 2011, the Company will pay, to the extent described in the Indenture, a make-whole premium by increasing the conversion rate applicable to such Securities.

In addition, the Company will pay contingent interest in cash with respect to any six-month period from April 1 to September 30 and from October 1 to March 31, commencing with the six-month period beginning on April 1, 2011 and ending on September 30, 2011, if the average trading price of a Security for the five trading days ending on the third trading day immediately preceding the first day of the relevant six-month period equals 120% or more of the principal amount of the Security.

On or after April 6, 2011, the Company may redeem the Securities, in whole at any time or in part from time to time, for cash at a redemption price of 100% of the principal amount of the Securities to be redeemed, plus any accrued and unpaid interest to, but excluding, the applicable redemption date. Holders of the Securities may require the Company to purchase all or a portion of their Securities for cash on each of April 1, 2011, April 1, 2016 and April 1, 2021 at a purchase price equal to 100% of the principal amount of the Securities to be purchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable purchase date. In addition, if the Company experiences certain fundamental change events specified in the Indenture, holders of the Securities will have the option to require the Company to purchase for cash all or a portion of their Securities, subject to specified exceptions, at a price equal to 100% of the principal amount of the Securities, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change purchase date.

If an event of default on the Securities occurs, the trustee or the holders of not less than 25% in aggregate principal amount of the Securities may declare the principal amount of the Securities and any accrued and unpaid interest through the date of such declaration immediately due and payable, subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain events of bankruptcy or insolvency. The Indenture provides that events of default include: (1) default in the payment of any principal amount or any redemption price, purchase price or fundamental change purchase price, including any make whole premium, due and payable, whether at the final maturity date, upon purchase, acceleration or otherwise, whether or not such payment is prohibited by the subordination provisions of the Indenture; (2) default in the payment of any interest, including any contingent and additional interest, under the Securities, which default continues for 30 days, whether or not such payment is prohibited by the subordination provisions of the Indenture; (3) default in the delivery when due of all cash and any shares of common stock payable upon conversion with respect to the Securities, which default continues for 15 days, whether or not such delivery is permitted pursuant to the subordination provisions of the Indenture; (4) failure to provide an issuer fundamental change notice within the time required to provide such notice; (5) our failure to comply with any of our other agreements in the Securities or the Indenture upon our receipt of notice of such default from the Trustee or from holders of not less than 25% in aggregate principal amount of the Securities then outstanding, and the failure to cure (or obtain a waiver of) such default within 60 days after receipt of such notice; (6) one or more defaults, individually or in the aggregate, has occurred under any of the agreements, indentures or instruments under which we or any of our subsidiaries then has outstanding indebtedness in excess of $25 million in principal amount, individually or in the aggregate, and either (a) such default results from the failure to pay such indebtedness at its stated final maturity or (b) such default or defaults resulted in the acceleration of the final stated maturity of such Indebtedness; (7) any Guarantee for any reason ceases to be, or for any reason is asserted in writing by any Guarantor or us not to be, in full force and effect and enforceable in accordance with its terms, except to the extent contemplated by the Indenture and any such Guarantee; and (8) certain events of bankruptcy, insolvency or reorganization affecting the Company or any of its significant subsidiaries.

J.P. Morgan Trust Company, National Association, the Trustee under the Indenture, or any of its affiliates, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or an affiliate of the Company, and may otherwise deal with the Company or an affiliate of the Company, as if it were not the Trustee.

A copy of the Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The form of Security (included as Exhibit A to the Indenture filed as Exhibit 4.1 hereto) is filed as Exhibit 4.2 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The descriptions of the material terms of the Indenture and the Securities are qualified in their entirety by reference to such exhibits.

(b)	Registration Rights Agreement

In connection with the Offering, the Company and the Guarantors entered into a registration rights agreement, dated as of January 31, 2006 (the “Registration Rights Agreement”) with Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Thomas Weisel Partners LLC (together the “Initial Purchasers”). In the Registration Rights Agreement, the Company and the Guarantors agreed to file with the Securities and Exchange Commission (the “SEC”) within 120 days after the date of original issuance of the Securities a shelf registration statement (the “Shelf Registration Statement”) to register resales of the Securities and the shares of common stock issuable upon conversion of the Securities. The Company and the Guarantors will use their commercially reasonable efforts to (i) cause such Shelf Registration Statement to become effective within 210 days after the original issuance of the Securities and (ii) to keep the Shelf Registration Statement effective until the earlier of (1) two years from the date the Shelf Registration Statement is declared effective by the SEC, (2) the sale pursuant to the Shelf Registration Statement of the Securities and all of the shares of common stock issuable upon conversion of the Securities, and (3) the date when the holders, other than the holders that are our “affiliates,” of the Securities and the common stock issuable upon conversion of the Securities are able to sell or transfer all such securities immediately without restriction pursuant to Rule 144 (or any similar provision then in force) under the Securities Act. The Company and the Guarantors will be required to pay additional interest, subject to some limitations, to the holders of the Securities if the Company and Guarantors fail to comply with their obligations to register the Securities and the common stock issuable upon conversion of the Securities, the registration statement does not become effective within the specified time period or the shelf registration statement ceases to be effective or fails to be usable for certain periods of time, in each case subject to certain exceptions provided in the Registration Rights Agreement.

In the Registration Rights Agreement, the Company agreed to indemnify the Initial Purchasers and the holders of the Securities against certain liabilities in connection with the shelf registration statement, or contribute to payments that the Initial Purchasers may be required to make in respect of those liabilities.

The Initial Purchasers and their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking, financial advisory services and other commercial dealings in the ordinary course of business with the Company and its affiliates. They have received customary fees and commissions for these transactions.

All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to them in Item 1.01(a) of this Current Report on Form 8-K. A copy of the Registration Rights Agreement is attached as Exhibit 4.3 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The descriptions of the material terms of the Registration Rights Agreement are qualified in their entirety by reference to such exhibit.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosures above under Item 1.01(a) of this Current Report on Form 8-K relating to the Indenture and the Securities are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities.
In connection with the Offering, the Initial Purchasers exercised their $50 million over-allotment option simultaneously with the closing. Accordingly, the Offering was increased to $375 million aggregate principal amount of Securities, from the previously announced $325 million. The sale of the Securities to the Initial Purchasers was made in a private placement pursuant to Section 4(2) of the Securities Act.

The initial resale of the Securities by the Initial Purchasers was made to qualified institutional buyers pursuant to Rule 144A under the Securities Act and, therefore, was exempt under Section 4(2) of the Securities Act. The sale of the $375 million aggregate principal amount of Securities involved an approximately $10.3 million discount to Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as representative of the Initial Purchasers of the Securities.
All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to them in Item 1.01 of this Current Report on Form 8-K. The disclosures above under Item 1.01(a) of this Current Report on Form 8-K relating to the Indenture and the Securities are also responsive to Item 3.02 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 3.02.
Item 7.01. Regulation FD Disclosure.
On February 1, 2006, the Company announced the completion of the issuance of $375 million aggregate principal amount of 3.50% senior subordinated convertible notes due 2026 and the repurchase of 500,000 shares of its common stock at an average price of $37.91 per share. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
4.1 Indenture, dated January 31, 2006, by and among United Auto Group, Inc., the subsidiary guarantors named therein and J.P. Morgan Trust Company, National Association, as trustee.
4.2 Form of 3.50% Senior Subordinated Convertible Notes due 2026 (included within the Indenture filed as Exhibit 4.1).
4.3 Registration Rights Agreement, dated January 31, 2006, by and among United Auto Group, Inc., the subsidiary guarantors named therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Thomas Weisel Partners LLC, relating to the 3.50% Senior Subordinated Convertible Notes due 2026.
99.1 Press Release of United Auto Group, Inc., dated February 1, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Auto Group, Inc.

February 2, 2006	By:	/s/ Robert H. Kurnick, Jr.

Name: Robert H. Kurnick, Jr.
Title: Executive Vice President

EXHIBIT INDEX

Exhibit	Description

4.1	Indenture, dated January 31, 2006, by and among United Auto Group, Inc., the subsidiary guarantors named therein and J.P. Morgan Trust Company, National Association, as trustee.

4.2	Form of 3.50% Senior Subordinated Convertible Notes due 2026 (included within the Indenture filed as Exhibit 4.1).

4.3	Registration Rights Agreement, dated January 31, 2006, by and among United Auto Group, Inc., the subsidiary guarantors named therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Thomas Weisel Partners LLC, relating to the 3.50% Senior Subordinated Convertible Notes due 2026.

99.1	Press Release of United Auto Group, Inc., dated February 1, 2006.